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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                               AMENDMENT NO. 1 ON
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): OCTOBER 31, 2007

                            SMOKY MARKET FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                        000-52180                20-4748589
-------------------------------        ------------          -------------------
(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


            804 ESTATES DRIVE
               SUITE 100
            APTOS, CALIFORNIA                                 95003
----------------------------------------          -----------------------------
(Address of Principal Executive Offices)                    (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (866) 851-7787
                       ---------------------------------

                                      N/A
--------------------------------------------------------------------------------
  (Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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Preliminary Note: On November 6, 2007, Smoky Market Foods, Inc. (the "Company")
filed a Current Report on Form 8-K describing the terms of an Investment Agreement and related agreements. The name of the counterparty to the Investment Agreement was stated incorrectly in that Form 8-K. This Amendment No. 1 on Form 8-K/A is being filed in order to correctly identify the counterparty. For convenience, the Company has restated the Form 8-K, including exhibits, in its entirety.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

       On October 31, 2007, the Company entered into an Investment Agreement dated October 30, 2007 (the "Investment Agreement") with Dutchess Private Equities Fund Ltd., a Cayman Islands exempted company ("Investor"). The Investment Agreement, which is in the form of an equity line of credit, affords the Company with the right to require Investor to purchase, subject to terms and conditions set forth in the Investment Agreement, up to $10,000,000 of the Company's common stock (the "Common Stock") at a seven percent discount to the market price in increments of up to the greater of (i) $250,000, and (ii) 200% of the average daily volume of the Common Stock for the ten trading days preceding the put notice multiplied by the average of the best bid prices for the three trading days immediately preceding the after Investor receives the put notice. The term of the Investment Agreement is three years.

       Pursuant to the terms of the Investment Agreement, the Company and Investor also executed a Registration Rights Agreement dated as of the same date (the "Registration Rights Agreement") pursuant to which the Company is required to file a registration statement (the "Registration Statement") registering the re-sale of the Common Stock issued under the Investment Agreement. The Registration Rights Agreement requires the Company to file the Registration Statement on Form SB-2 within 21 days of the date of the Registration Rights Agreement and to use all commercially reasonable efforts to cause the Registration Statement to become effective within 120 days after the date of the Registration Rights Agreement. In addition, the effectiveness of the Registration Statement is a condition precedent to the Investor's obligation to make purchases under the Investment Agreement.

       The Company is obligated to keep the Registration Statement effective until the earlier to occur of the date on which (i) Investor has sold all Common Stock it purchases under the Investment Agreement; or (ii) Investor has no right to acquire any additional shares of Common Stock under the Investment Agreement. The Registration Rights Agreement prohibits the Company from filing any other registration statement for other securities until thirty calendar days after the Registration Statement is declared effective by the SEC. The Registration Rights Agreement includes customary provisions related to indemnification of Investor and continued effectiveness of the registration statement.

       The descriptions of the Investment Agreement and Registration Rights Agreement set forth above are summary in nature and omit certain detailed terms set forth in the underlying documents. The summaries set forth above are qualified by the terms and conditions of the definitive documents as filed herewith.

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

       INFORMATION ON SECURITIES SOLD. The information provided under Item 1.01 above is incorporated herein by this reference.

       EXEMPTION FROM REGISTRATION CLAIMED. The Common Stock will be issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), based upon the following: (a) Investor confirmed to us that it is an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) Investor was provided with certain disclosure materials and all other information requested with respect to the Company; (d) Investor acknowledged that all securities being purchased were being purchased for investment intent and were "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) subject to the Company's obligation to remove restrictive legends when the Common Stock is resold under a registration statement, the agreements provide for the placement of restrictive legends on certificates representing the shares of Common Stock.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

                  10.1     Investment Agreement

                  10.2     Registration Rights Agreement



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Smoky Market Foods, Inc.



Dated:  November 6, 2007                By /s/ Edward Feintech
                                        ----------------------------------------
                                        Edward Feintech, Chief Executive Officer